UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

     CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
April 11, 2005

INGRAM MICRO INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation or organization)	1-12203 (Commission File Number)	62-1644402 (I.R.S. Employer Identification No.)

1600 E. St. Andrew Place Santa Ana, CA 92799-5125 (Address, including zip code of Registrant’s principal executive offices) Registrant’s telephone number, including area code: (714) 566-1000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

     Ingram Micro Inc. issued a press release on April 11, 2005 announcing an outsourcing and optimization plan for Ingram Micro North America that will significantly improve operating efficiencies and realign key operations.

     A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated under Item 9.01 of this Form 8-K by reference herein. This press release is not to be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing, or to form a part of Ingram Micro’s public disclosure in the United States or otherwise.

Item 9.01. Financial Statements and Exhibits

     Exhibit No.      Description

     99.1                   Press release of Ingram Micro Inc., dated April 11, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.

	By:	/s/ Larry C. Boyd

	Name:	Larry C. Boyd
	Title:	Senior Vice President, Secretary and General Counsel
Date: April 11, 2005